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                                                                   Exhibit 10.D



                    RYERSON TULL 1996 INCENTIVE STOCK PLAN
                     (As Amended through January 28, 1998)


1. Purpose.

     The purpose of the Ryerson Tull 1996 Incentive Stock Plan (the "Plan") is to attract and retain outstanding individuals as officers and key employees of Ryerson Tull, Inc. (the "Company") and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the Common Stock (as defined in Section 3). To this end, the Committee hereinafter designated and, in certain circumstances, the Chairman of the Board of the Company (the "Chairman") or the President of the Company, may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan.

2. Participants.

     Participants in the Plan shall consist of: (i) such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee may determine in its sole discretion; and (ii) if the Committee authorizes the Chairman or the President to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company. Individuals who receive awards of Substitute Options and Substitute Restricted Stock pursuant to Section 14 shall also be Participants in the Plan. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. As used in the Plan, the term "subsidiary" means (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote
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for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

3. Shares Reserved under the Plan.

     Subject to adjustment pursuant to the provisions of Section 11 of the Plan, the maximum number of shares of Class A Common Stock, $1.00 par value per share, of the Company ("Common Stock") which may be issued pursuant to grants or awards made under the Plan shall not exceed 2,300,000. No more than 800,000 shares of Common Stock shall be issued pursuant to restricted stock awards and performance awards under the Plan.

     The following restrictions shall apply to all grants and awards under the Plan other than grants and awards which by their terms are not intended to comply with the "Performance-Based Exception" (defined below in this Section 3):

     (a) the maximum aggregate number of shares of Common Stock that may be granted or awarded under the Plan to any participant under the Plan during any three year period shall be 1,500,000; and

     (b) the maximum aggregate cash payout with respect to grants or awards under the Plan in any fiscal year of the Company to any Named Executive Officer (defined below in this Section 3) shall be $1,000,000.

     For purposes of the Plan, "Named Executive Officer" shall mean a participant who is one of the group of "covered employees" as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor statute, and "Performance-Based Exception" shall mean the performance-based exception from the deductibility limitations as set forth in Section 162(m) of the Code.

     Except to the extent otherwise determined by the Committee, any shares of Common Stock subject to grants or awards under the Plan that terminate by expiration, cancellation or otherwise without the issuance of such shares (including shares underlying a stock appreciation right exercised for stock, to the extent that such underlying shares are not issued), that are settled in cash (to the extent so settled), or, in the case of restricted stock awards, that terminate without vesting, shall become available for future grants and awards under the Plan. Shares of Common Stock to be issued pursuant to grants or awards under the Plan may be authorized and unissued shares of Common Stock, treasury Common Stock, or any combination thereof.

4. Administration of the Plan.

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). To the extent necessary to comply


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with the exemption provided by rule 16b-3 under the Exchange Act or any successor rule ("Rule 16b-3"), each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have authority: (i) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (ii) to select employees to receive grants under the Plan; (iii) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares of Common Stock or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the Common Stock for purposes of the Plan, and all other terms and conditions of any grant and to amend such awards or accelerate the time of exercise or vesting thereof; and (iv) to prescribe the form of agreement, certificate or other instrument evidencing the grant. Notwithstanding the foregoing, the Committee, subject to the terms and conditions of the Plan, may delegate to the Chairman or the President of the Company, if such individual is then serving as a member of the Board, the authority to act as a subcommittee of the Committee for purposes of making grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, not to exceed such number of shares as the Committee shall designate annually, to such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Exchange Act as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company, and the Chairman or the President, as applicable, shall have the authority and duties of the Committee with respect to such grants.

     The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5. Effective Date of Plan.

    The Plan shall be effective upon approval by the stockholder(s) of the Company.

6. Stock Options.

     (a) Grants. Subject to the terms of the Plan, options to purchase shares of Common Stock, including "incentive stock options" within the meaning of Section 422 of the Code, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Each grant of an option under the Plan may designate whether the option is intended to be an incentive stock option or a "nonqualified" stock option. Any option not so designated shall be deemed to be a "nonqualified" stock option.

     (b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable less than six months or more than

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ten years after the date of grant (except in the case of death or physical or mental incapacity). The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of Common Stock on the date the option is granted. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price which have been owned by the Participant for at least 6 months prior thereto, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

     (c) Restrictions Relating to Incentive Stock Options. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

     (d) Termination of Employment. If an optionee ceases to be employed by the Company or any of its subsidiaries by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any subsidiary of the Company in effect at the time of such retirement, or (iv) early retirement (with the consent of the Committee) provided for in and pursuant to any such pension plan, any option held by such optionee may be exercised, with respect to all or any part of the Common Stock as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable), for such period from and after the date of such cessation of employment (not extending, however, beyond the date of expiration of such option) as the Committee may determine at the time of the grant or at any time thereafter. If an optionee ceases to be employed by the Company and any of its subsidiaries for any reason other than a reason set forth in the immediately preceding sentence, any option granted to such optionee may be exercised for a period ending on the 30th day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of Common Stock for which such option was exercisable immediately prior to the date of cessation of employment, except as otherwise determined by the Committee at the time of grant or any time thereafter.

     (e) Additional Terms and Conditions. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.


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7. Stock Appreciation Rights.

     (a) Grants. Subject to the terms of the Plan, rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of such Common Stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

     (b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall, except as provided at the time of grant, be exercisable to the extent, and only to the extent, that the related option is exercisable, provided that no such right (except in the case of death or physical or mental incapacity) shall be exercisable prior to the expiration of six months following the date the right is granted. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right (except in the case of death or physical or mental incapacity) shall be exercisable less than six months or more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its subsidiaries, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph (d) of
Section 6 of the Plan. The Committee may at the time of the grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for any reason, including for compliance with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations thereunder.

     (c) Payment on Exercise. Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the holder to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the holder shall be paid cash in lieu of any fractional share of Common Stock to which such holder would otherwise be entitled.


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     (d) Additional Terms and Conditions.  The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

8. Restricted Stock Awards.

     Subject to the terms of the Plan, restricted stock awards consisting of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its subsidiaries for at least six months. Such awards shall be contingent on the employee's continuing employment with the Company or its subsidiaries for a period to be specified in the award, which (except in the case of death or physical or mental incapacity) shall not be less than six months or more than ten years from the date of award, and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

9. Performance Awards.

  (a) Awards. Performance awards consisting of (i) shares of Common Stock, (ii) monetary units or (iii) units which are expressed in terms of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Subject to the provisions of Section 12 below, such awards shall be contingent on the achievement over a period of not less than six months or more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Committee. Subject to the provisions of Section 12 below, such measures and goals may be revised by the Committee at any time from time to time during the performance period. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the grantee of the award does not remain continuously in the employ of the Company or its subsidiaries at all times during the applicable performance period.

  (b) Rights with Respect to Shares and Share Units. If a performance award consists of shares of Common Stock or units which are expressed in terms of shares of such Common Stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional

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units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

  (c) Payment. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of Common Stock, may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any payment made in Common Stock shall be based on the fair market value of such stock on the payment date.

10. Performance Measures Applicable to Awards to Named Executive Officers.

     Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout or vesting with respect to awards under the Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives: safety (including total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control (including critical product characteristics and defects); cost control (including cost as a percentage of sales); capital structure (including debt and equity levels, debt-to-equity ratios, and debt-to total-capitalization ratios); inventory turnover; customer performance or satisfaction; revenue growth; net income; conformity to cash flow plans; return on investment; and operating profit to operating assets.

     The Committee shall have the discretion to establish performance goals based upon the foregoing performance measures and to adjust such goals and the methodology used to measure the determination of the degree of attainment of such goals; provided, however, that awards under the Plan that are intended to qualify for the Performance-Based Exception and that are issued to or held by Named Executive Officers may not be adjusted in a manner that increases such award. The Committee shall retain the discretion to adjust such awards in a manner that does not increase such awards. Furthermore, the Committee shall not make any adjustment to awards under the Plan issued to or held by Named Executive Officers that are intended to comply with the Performance-Based Exception if the result of such adjustment would be the disqualification of such award under the Performance-Based Exception.

     In the event that applicable laws change to permit the Committee greater discretion to amend or replace the foregoing performance measures applicable to awards to Named Executive Officers without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining such approval. In addition, in the event that the Committee determines that it is advisable to grant awards under the Plan to Named Executive Officers that may not qualify for the Performance-Based Exception, the Committee may make such grants upon any performance measures it deems appropriate with the understanding that they may not satisfy the requirements of
Section 162(m) of the Code.


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11. Adjustments for Changes in Capitalization, Etc.

     Subject to the provisions of Section 12 herein, in the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its subsidiaries (other than normal cash dividends), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company or its subsidiaries, such adjustment shall be made in the number and class of shares which may be delivered under Section 3 (including the number of shares referred to in the last sentence of the first paragraph of Section 3 and in subparagraph (a) of the second paragraph of Section 3), and in the number and class of and/or price of shares subject to outstanding grants or awards under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any grants or awards under the Plan shall always be a whole number.

12. Effect of Change in Control.

     (a) Acceleration of Benefits. Subject to the following sentence, in the event of a "Change in Control" as defined in paragraph (b) of this Section 12,
(i) the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be cashed out on the basis of the "Change in Control Price" (as defined in paragraph (c) of this Section 12) as of the date the Change in Control occurs, provided, however, that any stock options or stock appreciation rights outstanding for less than six months shall not be cashed out until six months after the respective date of grant, and provided, further, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate; and (ii) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion. In the event of a transaction which is intended to be accounted for through the pooling-of-interest accounting method, (i) in lieu of cashing out all or any portion of the outstanding stock options, stock appreciation rights, restricted stock awards and performance awards, the Committee, in its discretion, may cause such grants or awards to vest, and may limit payment to shares of Common Stock, and (ii) the Committee, in its discretion, may extend the exercise period for stock options and stock appreciation rights, but not beyond the earlier of (A) 30 days after the end of the pooling period or (B) the original term of the stock option or stock appreciation right.

     (b) Change in Control. For purposes of this Section 12, a Change in Control means the happening of any of the following:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (w) the Company and its affiliates (collectively referred to

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     herein as "RTI"), (x) a trustee or other fiduciary holding securities under an employee benefit plan of RTI, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company's then outstanding securities;

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
     (i), (ii) or (iv) of this Subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of RTI, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

A Change in Control shall also be deemed to occur with respect to any Participant for purposes of the Plan if there occurs:

          (1) a sale or disposition, directly or indirectly, other than to a person described in subclause (w), (x) or (z) of clause (i) next above, of securities of the Participant's employer, any direct or indirect parent company of the Participant's employer or any company that is a subsidiary of the Participant's employer and is also a significant subsidiary (as defined below) of the Company (the Participant's employer and such a parent or subsidiary being a "Related Company"), representing 50% or more of the combined voting power of the securities of such Related Company then outstanding;

          (2) a merger or consolidation of a Related Company with any other corporation, other than a merger or consolidation which would result in 50% or more of the combined voting power of the surviving company being beneficially owned by a majority owned direct or indirect subsidiary of the Company; or

          (3) the sale or disposition of all or substantially all the assets of a Related Company to a person other than a majority owned direct or indirect subsidiary of the Company.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect to a Participant for purposes of the Plan if (I) such transaction includes or involves a sale to the public or a distribution to the stockholders of the Company of more than 50% of the voting securities of the Participant's employer or a direct or indirect parent of the Participant's employer, and (II) the Participant's employer or a direct or indirect parent of the Participant's employer agrees to become a successor to the Company under an individual agreement between the Company and the Participant or the Participant is covered by an agreement providing for benefits upon a change in control of his or her employer following an event described in clauses (1), (2) or (3) next above. For purposes of the Plan, the term "significant subsidiary" has the meaning given to such term under Rule 405 of the Securities Act of 1933, as amended.

     (c) Change in Control Price. For purposes of this Section 12, Change in Control Price means:

          (i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(iii) of this
     Section 12 in which the consideration per share of Common Stock to be paid for the acquisition of shares of Common Stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share;

          (ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(i) of this Section 12, the highest price per share for any share of the Common Stock paid by any holder of any of the securities representing 40% or more of the combined voting power of the Company giving rise to the Change in Control; and

          (iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (b)(iii) of this Section or a change in the composition of the Board of Directors described in paragraph (b)(ii) of this Section 12), the highest price per share of Common Stock reported on the Composite Transactions (or, if such shares are not traded on the New

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

     York Stock Exchange, such other principal market on which such shares are traded) during the sixty-day period ending on the date the Change in Control occurs, except that, in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

13.  Amendment and Termination of Plan.

     The Plan may be amended by the Board in any respect, provided that, without stockholder approval, no amendment (other than pursuant to Section 11 of the Plan) shall increase the maximum number of shares available for issuance under the Plan if such action would result in awards under the Plan no longer being exempt under Rule 16b-3 as then in effect. In addition, no amendment may impair the rights of a participant under any stock option, stock appreciation right, restricted stock award or performance award previously granted under the Plan without the consent of such participant, unless required by law. The Plan may also be terminated at any time by the Board. No further grants may be made under the Plan after termination, but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.

14. Grant of Substitute Awards.

     (a) Substitute Options. In lieu of outstanding options to purchase Inland Steel Industries, Inc. ("ISI") common stock ("ISI Options") granted pursuant to the Inland 1995 Incentive Stock Plan, the Inland 1992 Incentive Stock Plan, the Inland 1988 Incentive Stock Plan or the Inland 1984 Incentive Stock Plan (collectively, the "ISI Incentive Plans") to officers and employees of ISI and its subsidiaries who are or who become officers or employees of the Company or any of its subsidiaries on or after the closing date of the initial public offering of Common Stock and prior to the date on which the Company and its subsidiaries cease to be treated as a single employer with ISI under section 414(b) or (c) of the Code ("Transferred Employees"), such Transferred Employees shall receive a grant of "Substitute Stock Options" under the Plan; provided that the Committee, in its sole discretion, may award Substitute Stock Options to any Transferred Employee with respect to less than all (including none) of his or her outstanding options under the ISI Incentive Plans, in which case the outstanding ISI Options for which no Substitute Stock Options have been granted will remain outstanding. The number of shares of Common Stock subject to any Substitute Stock Option shall bear the same ratio to the number of shares of ISI common stock subject to the corresponding ISI Option as the Average Value (as defined below) of a share of ISI common stock bears to the Average Value of a share of Common Stock. The per share option price of Common Stock subject to the Substitute Stock Option shall be equal to the amount which bears the same ratio to the Average Value of a share of Common Stock as the per share option price of ISI common stock under the ISI Option bears to the Average Value of a share of ISI common stock. Other than the option price and number of shares, the Substitute Stock Options shall be subject to the same terms and conditions as the ISI Options. The term "Average Value" means the average closing price of Common Stock or ISI common stock, as applicable, as reported, in the case of Common Stock, on the New York Stock Exchange Composite Transactions (the "Composite Transactions") (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) for the first ten trading days after the date of the substitution.

     (b) Substitute Restricted Stock. In lieu of outstanding shares of restricted ISI common stock ("ISI Restricted Stock") granted pursuant to the ISI Incentive Plans to Transferred Employees, such Transferred Employees shall receive a grant of "Substitute Restricted Stock" under the Plan; provided that the Committee, in its sole discretion, may award Substitute Restricted Stock to any Transferred Employee with respect to less than all (including none) of his or her outstanding restricted stock under the ISI Incentive Plans, in which case the outstanding ISI Restricted Stock for which no Substitute Restricted Stock has been granted will remain outstanding. The number of shares of Substitute Restricted Stock shall bear the same ratio to the number of shares of ISI Restricted Stock as the Average Value of a share of ISI common stock bears to the Average Value of a share of Common Stock. Other than the number of shares, the Substitute Restricted Stock shall be subject to the same terms and conditions as the ISI Restricted Stock.

15. Miscellaneous.

     (a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

     (b) Rights as Stockholders. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

     (c) Employment. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such subsidiary to terminate his or her employment at any time with or without cause.

     (d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Common Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

     (e) Nontransferability. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.

the participant), for tax withholding purposes, shares of Common Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

     (e) Nontransferability. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.